POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of ETF Series Solutions (the “Trust”) hereby appoints Kristina R. Nelson, Kristen M. Weitzel, Michael D. Barolsky, Alyssa M. Bernard and Isabella K. Zoller, each an officer of the Trust, with power of substitution or resubstitution, his true and lawful attorney-in-fact and agent (an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue thereof.
The undersigned Trustee hereby executes this Power of Attorney as of the 16th day of November, 2021.
/s/ Michael A. Castino
Michael A. Castino

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of ETF Series Solutions (the “Trust”) hereby appoints Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, Michael D. Barolsky, Alyssa M. Bernard and Isabella K. Zoller, each an officer of the Trust, with power of substitution or resubstitution, his true and lawful attorney-in-fact and agent (an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue thereof.
The undersigned Trustee hereby executes this Power of Attorney as of the 16th day of November, 2021.
/s/ Leonard M. Rush
Leonard M. Rush

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of ETF Series Solutions (the “Trust”) hereby appoints Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, Michael D. Barolsky, Alyssa M. Bernard and Isabella K. Zoller, each an officer of the Trust, with power of substitution or resubstitution, his true and lawful attorney-in-fact and agent (an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue thereof.
The undersigned Trustee hereby executes this Power of Attorney as of the 16th day of November, 2021.
/s/ David A. Massart
David A. Massart

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of ETF Series Solutions (the “Trust”) hereby appoints Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, Michael D. Barolsky, Alyssa M. Bernard and Isabella K. Zoller, each an officer of the Trust, with power of substitution or resubstitution, her true and lawful attorney-in-fact and agent (an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue thereof.
The undersigned Trustee hereby executes this Power of Attorney as of the 16th day of November, 2021.

/s/ Janet D. Olsen
Janet D. Olsen

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of ETF Series Solutions (the “Trust”) hereby appoints Michael A. Castino, Kristina R. Nelson, Michael D. Barolsky, Alyssa M. Bernard and Isabella K. Zoller, each an officer of the Trust, with power of substitution or resubstitution, her true and lawful attorney-in-fact and agent (an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as an officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue thereof.
The undersigned officer hereby executes this Power of Attorney as of the 16th day of November, 2021.
/s/ Kristen M. Weitzel
Kristen M. Weitzel

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of ETF Series Solutions (the “Trust”) hereby appoints Michael A. Castino, Kristen M. Weitzel, Michael D. Barolsky, Alyssa M. Bernard and Isabella K. Zoller, each an officer of the Trust, with power of substitution or resubstitution, her true and lawful attorney-in-fact and agent (an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as an officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue thereof.
The undersigned officer hereby executes this Power of Attorney as of the 16th day of November, 2021.
/s/ Kristina R. Nelson
Kristina R. Nelson